Putnam VT Sustainable Leaders Fund
The fund's portfolio
9/30/24 (Unaudited)

COMMON STOCKS (98.5%)(a)
	Shares	Value
Banks (3.3%)
Bank of America Corp.	381,504	$15,138,079
JPMorgan Chase & Co.	81,000	17,079,660

		32,217,739
Biotechnology (1.2%)
Regeneron Pharmaceuticals, Inc.(NON)	10,900	11,458,516

		11,458,516
Broadline retail (4.6%)
Amazon.com, Inc.(NON)	243,200	45,315,456

		45,315,456
Capital markets (4.7%)
Charles Schwab Corp. (The)	196,762	12,752,145
KKR & Co., Inc.	70,000	9,140,600
MSCI, Inc.	19,300	11,250,549
TPG, Inc.	218,358	12,568,686

		45,711,980
Chemicals (5.1%)
Eastman Chemical Co.	111,400	12,471,230
Ecolab, Inc.	25,500	6,510,915
Linde PLC	42,000	20,028,120
Novozymes A/S Class B (Denmark)	153,338	11,039,633

		50,049,898
Commercial services and supplies (0.3%)
Waste Connections, Inc.	16,400	2,932,648

		2,932,648
Construction materials (0.5%)
CRH PLC	55,900	5,184,166

		5,184,166
Consumer finance (1.3%)
Capital One Financial Corp.	82,900	12,412,617

		12,412,617
Consumer staples distribution and retail (2.7%)
Walmart, Inc.	324,800	26,227,600

		26,227,600
Containers and packaging (1.3%)
Ball Corp.	184,600	12,536,186

		12,536,186
Electric utilities (3.0%)
Constellation Energy Corp.	55,400	14,405,108
NextEra Energy, Inc.	178,200	15,063,246

		29,468,354
Entertainment (1.1%)
Walt Disney Co. (The)	113,200	10,888,708

		10,888,708
Financial services (2.0%)
Mastercard, Inc. Class A	40,000	19,752,000

		19,752,000
Food products (1.6%)
Campbell Soup Co.	177,100	8,663,732
Danone SA (France)	99,307	7,233,467

		15,897,199
Ground transportation (0.8%)
Canadian Pacific Railway, Ltd. (Canada)	98,100	8,390,127

		8,390,127
Health care equipment and supplies (3.8%)
Boston Scientific Corp.(NON)	250,600	21,000,280
Intuitive Surgical, Inc.(NON)	33,500	16,457,545

		37,457,825
Hotels, restaurants, and leisure (5.4%)
Chipotle Mexican Grill, Inc.(NON)	235,000	13,540,700
Hilton Worldwide Holdings, Inc.	74,599	17,195,070
Starbucks Corp.	94,900	9,251,801
Viking Holdings, Ltd. (Bermuda)(NON)	361,200	12,602,268

		52,589,839
Industrial REITs (1.5%)
Prologis, Inc.(R)	115,000	14,522,200

		14,522,200
Life sciences tools and services (4.0%)
Danaher Corp.	48,000	13,344,960
Mettler-Toledo International, Inc.(NON)	7,100	10,647,870
Thermo Fisher Scientific, Inc.	25,300	15,649,821

		39,642,651
Machinery (4.5%)
Fortive Corp.	216,800	17,112,024
Ingersoll Rand, Inc.	128,800	12,643,008
Otis Worldwide Corp.	139,700	14,520,418

		44,275,450
Personal care products (1.5%)
Unilever PLC (United Kingdom)	234,284	15,207,030

		15,207,030
Pharmaceuticals (4.6%)
AstraZeneca PLC (United Kingdom)	31,264	4,843,600
Eli Lilly and Co.	23,200	20,553,808
GSK PLC (United Kingdom)	540,300	11,001,058
Sanofi SA (France)	73,914	8,510,396

		44,908,862
Real estate management and development (0.6%)
FirstService Corp. (Canada)	33,100	6,039,426

		6,039,426
Semiconductors and semiconductor equipment (10.4%)
Advanced Micro Devices, Inc.(NON)	100,300	16,457,224
Analog Devices, Inc.	45,937	10,573,319
Applied Materials, Inc.	53,000	10,708,650
ASML Holding NV (NY Reg Shares) (Netherlands)	11,200	9,332,400
NVIDIA Corp.	455,300	55,291,632

		102,363,225
Software (14.4%)
Adobe, Inc.(NON)	27,200	14,083,616
Cadence Design Systems, Inc.(NON)	36,500	9,892,595
Microsoft Corp.	183,900	79,132,170
Roper Technologies, Inc.	31,600	17,583,504
Salesforce, Inc.	44,400	12,152,724
Synopsys, Inc.(NON)	17,000	8,608,630

		141,453,239
Specialized REITs (1.2%)
American Tower Corp.(R)	52,300	12,162,888

		12,162,888
Specialty retail (1.9%)
Home Depot, Inc. (The)	45,000	18,234,000

		18,234,000
Technology hardware, storage, and peripherals (9.7%)
Apple, Inc.	362,288	84,413,104
Seagate Technology Holdings PLC	98,700	10,810,611

		95,223,715
Textiles, apparel, and luxury goods (0.4%)
On Holding AG Class A (Switzerland)(NON)	76,600	3,841,490

		3,841,490
Wireless telecommunication services (1.1%)
T-Mobile US, Inc.	50,300	10,379,907

		10,379,907

Total common stocks (cost $519,664,214)		$966,744,941

SHORT-TERM INVESTMENTS (1.8%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 5.04%(AFF)	Shares	16,066,207	$16,066,207
U.S. Treasury Bills 5.328%, 10/24/24(SEGSF)		$400,000	398,794
U.S. Treasury Bills 5.155%, 11/19/24(SEGSF)		900,000	894,311

Total short-term investments (cost $17,358,730)			$17,359,312
TOTAL INVESTMENTS

Total investments (cost $537,022,944)			$984,104,253

	FORWARD CURRENCY CONTRACTS at 9/30/24 (aggregate face value $81,006,303) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	12/18/24	$2,469,332	$2,433,633	$(35,699)
		Danish Krone	Sell	12/18/24	2,826,111	2,818,648	(7,463)
		Euro	Sell	12/18/24	659,814	657,746	(2,068)
	Barclays Bank PLC
		British Pound	Sell	12/18/24	623,315	614,248	(9,067)
		Euro	Sell	12/18/24	2,395,049	2,387,770	(7,279)
	HSBC Bank USA, National Association
		British Pound	Sell	12/18/24	2,596,588	2,558,603	(37,985)
		Danish Krone	Sell	12/18/24	4,839,869	4,827,983	(11,886)
		Euro	Sell	12/18/24	6,570,221	6,550,128	(20,093)
	JPMorgan Chase Bank N.A.
		Canadian Dollar	Sell	10/16/24	7,932,786	7,855,980	(76,806)
		Euro	Sell	12/18/24	2,466,290	2,458,705	(7,585)
	Morgan Stanley & Co. International PLC
		British Pound	Sell	12/18/24	1,233,129	1,215,040	(18,089)
		Danish Krone	Sell	12/18/24	2,644,001	2,637,748	(6,253)
		Euro	Sell	12/18/24	4,739,403	4,726,250	(13,153)
	NatWest Markets PLC
		Canadian Dollar	Sell	10/16/24	2,775,033	2,781,070	6,037
	State Street Bank and Trust Co.
		British Pound	Sell	12/18/24	20,411,389	20,193,029	(218,360)
		Canadian Dollar	Sell	10/16/24	3,138,277	3,143,471	5,194
		Euro	Sell	12/18/24	1,472,940	1,478,273	5,333
		Swiss Franc	Sell	12/18/24	2,497,740	2,492,603	(5,137)
	UBS AG
		British Pound	Sell	12/18/24	3,678,400	3,627,533	(50,867)
		Euro	Sell	12/18/24	4,515,408	4,501,801	(13,607)
	WestPac Banking Corp.
		Euro	Sell	12/18/24	1,049,292	1,046,041	(3,251)

	Unrealized appreciation						16,564

	Unrealized (depreciation)						(544,648)

	Total						$(528,084)
*	The exchange currency for all contracts listed is the United States Dollar.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2024 through September 30, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $981,033,164.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/24
Short-term investments
	Putnam Short Term Investment Fund Class P*	$10,102,629	$143,487,583	$137,524,005	$537,118	$16,066,207

	Total Short-term investments	$10,102,629	$143,487,583	$137,524,005	$537,118	$16,066,207
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $654,833.
(R)	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund’s investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. When reliable prices are not readily available for equity securities, such as when the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This may include using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used for hedging foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $534,121 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $654,833 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$21,268,615	$—	$—
Consumer discretionary	119,980,785	—	—
Consumer staples	34,891,332	22,440,497	—
Financials	110,094,336	—	—
Health care	109,112,800	24,355,054	—
Industrials	55,598,225	—	—
Information technology	339,040,179	—	—
Materials	56,730,617	11,039,633	—
Real estate	32,724,514	—	—
Utilities	29,468,354	—	—

Total common stocks	908,909,757	57,835,184	—
Short-term investments	—	17,359,312	—

Totals by level	$908,909,757	$75,194,496	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(528,084)	$—

Totals by level	$—	$(528,084)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$78,900,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com